UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 of 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2015

W2007 Grace Acquisition I, Inc.

(Exact Name of Registrant as Specified in Charter)

Tennessee	001-12073	26-1187149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6011 Connection Drive

Irving, TX 75039

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (972) 368-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosure with respect to the Pool I Operating Agreement and the Pool II Operating Agreement (each as defined below) under Item 2.01 is incorporated into this Item by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

On February 27, 2015 (the Closing Date), W2007 Grace Acquisition I, Inc. (the Company) and WNT Holdings, LLC (WNT) through their subsidiaries W2007 Equity Inns Realty, LLC, W2007 Equity Inns Realty, L.P., W2007 EQI Urbana Partnership, L.P., W2007 EQI Seattle Partnership, L.P., W2007 EQI Savannah 2 Partnership, L.P., W2007 EQI Rio Rancho Partnership, L.P., W2007 EQI Orlando Partnership, L.P., W2007 EQI Orlando 2 Partnership, L.P., W2007 EQI Naperville Partnership, L.P., W2007 EQI Milford Corporation, W2007 EQI Louisville Partnership, L.P., W2007 EQI Knoxville Partnership, L.P., W2007 EQI Jacksonville Partnership I, L.P., W2007 EQI Indianapolis Partnership, L.P., W2007 EQI Houston Partnership, L.P., W2007 EQI HI Austin Partnership, L.P., W2007 EQI East Lansing Partnership, L.P., W2007 EQI Dalton Partnership, L.P., W2007 EQI College Station Partnership, L.P., W2007 EQI Carlsbad Partnership, L.P., W2007 EQI Augusta Partnership, L.P. and W2007 EQI Asheville Partnership, L.P. (collectively, the Sellers), completed the sale (the Transaction) of 116 of their 126 hotels (each, a Hotel and, collectively, the Portfolio) to subsidiaries of American Realty Capital Hospitality Trust, Inc. (collectively, the Buyers) pursuant to the Amended and Restated Real Estate Sale Agreement (the Original Agreement), as amended (the Agreement) by the First Amendment to the Original Agreement (the First Amendment) and the Letter Agreement Amendment thereto (the Letter Agreement). Included below is a brief description of each Hotel.

None of the Buyers have any material relationship with the Sellers, other than through the Transaction.

Pursuant to the Agreement, subsidiaries of the Company in which it indirectly has 100% of the interests received approximately $22.2 million in cash which remains subject to a post-closing adjustment to reflect actual proration of certain operating items. The Company’s subsidiaries were issued preferred equity interests with an initial capital balance of approximately $99.8 million (the Pool II Interests) in a newly-formed Delaware limited liability company, ARC Hospitality Portfolio II Holdco, LLC (Pool II Owner), which is the indirect owner of 20 hotels in the Portfolio, pursuant to the Amended and Restated Limited Liability Company Agreement of Pool II Owner (the Pool II Operating Agreement).

Also pursuant to the Agreement, a subsidiary of WNT in which the Company indirectly has a 3% interest received approximately $106.0 million in cash which remains subject to a post-closing adjustment to reflect actual proration of certain operating items. WNT’s subsidiary was issued preferred equity interests with an initial capital balance of approximately $347.3 million (the Pool I Interests) in a newly-formed Delaware limited liability company, ARC Hospitality Portfolio I Holdco, LLC (Pool I Owner), which is the indirect owner of 96 hotels in the Portfolio, pursuant to the Amended and Restated Limited Liability Company Agreement of Pool I Owner (the Pool I Operating Agreement). The Buyers also assumed approximately $903.9 million of existing mezzanine and mortgage indebtedness of WNT’s subsidiaries which indebtedness is related to those 96 hotels in the Portfolio. After the consummation of the Transaction, WNT now owns a portfolio of 10 hotels for which it is evaluating various strategic alternatives.

Under the terms of the Pool I Operating Agreement and the Pool II Operating Agreement, as applicable, the holders of the Pool I Interests or Pool II Interests, as applicable, are entitled to a monthly return on their unrecovered capital contributions at a rate of 7.50% per annum for the first 18 months following closing and 8.00% per annum thereafter. On liquidation, the holders of the Pool I Interests or Pool II Interests, as applicable, will be entitled to receive their original capital contributions (as reduced by redemptions) prior to any distributions being made to American Realty Capital Hospitality Portfolio Member, LLC, a subsidiary of American Realty Capital Hospitality Trust, Inc. and the holder of the common interests in Pool I Owner and Pool II Owner (the “Buyer Member”). After the earlier to occur of either (i) the date of repayment in full of currently outstanding unsecured obligations of the Buyer Member’s operating partnership in the original principal amount of approximately $63 million or (ii) the date the gross amount of proceeds received by the Buyer Member from equity issuances exceeds $100 million, the Buyer Member will be required to use 35% of any equity offering proceeds to redeem the Pool I Interests or Pool II Interests, as applicable, at a price equal to the holder’s unrecovered capital contributions, up to a maximum of $350 million for any 12-month period, with 77.7% of such redemption amounts to be applied to the redemption of the

Pool I Interests and 22.3% of such redemption amounts to be applied to the redemption of the Pool II Interests. The Buyer Member is also required in certain circumstances to apply capital event proceeds to redeem the Pool I Interests or Pool II Interests, as applicable, at a price equal to the respective holder’s unrecovered capital contributions plus any accrued and unpaid monthly return. As of the end of the third year following the closing of the acquisition, the Buyer Member is required to have redeemed 50% of the Pool I Interests or Pool II Interests, as applicable, and as of the end of the fourth year following the closing of the acquisition, the Buyer Member is required to redeem 100% of the Pool I Interests or Pool II Interests, as applicable, remaining outstanding at such time. In addition, the Buyer Member has the right, at its option, to redeem the Pool I Interests or Pool II Interests, as applicable, in whole or in part, at any time at a price equal to the respective holder’s unrecovered capital contributions plus any accrued and unpaid monthly return. The holders of the Pool I Interests and Pool II Interests will have certain customary consent rights over actions by the Buyer Member relating to the Portfolio. If the Buyer Member is unable to satisfy the redemptions requirements or pay the monthly return, the holders of the Pool I Interests and Pool II Interests will have certain rights, including the ability to assume control of the operations of the Portfolio and/or to exercise a buy/sell right. There can be no assurance that (i) monthly distributions will be paid in a timely manner or at all or (ii) any required redemptions or return of capital upon liquidation will be made when due or at all. Pursuant to the Agreement, the Sellers agreed to make certain payments to the Buyer Member in the event that real estate taxes on the Portfolio for the calendar years 2016, 2017 or 2018 exceed certain thresholds. If any of these payments become due with respect to the 96 hotels, Pool I Owner may offset the payments against amounts that would otherwise be due to the holder of the Pool I Interests. If any such payments become due with respect to the 20 hotels, Pool II owner may offset the payments against amounts that would otherwise be due to the holder of the Pool II Interests. The Pool I Interests and Pool II Interests are generally subject to transfer restrictions without the Buyer Member’s consent.

The Company does not expect to commence payment of dividends or to otherwise distribute the net proceeds from the Transaction, but instead expects to use the net proceeds for general corporate purposes, including satisfaction of liabilities, and to retire outstanding debt.

The summary above is qualified in its entirety by reference to the copy of (a) the Original Agreement, (b) the First Amendment, (c) the Letter Agreement, (d) the Pool I Operating Agreement and (e) the Pool II Operating Agreement, which are being filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference.

The Portfolio

The following table provides a list of the Hotels in the Portfolio:

Brand	Location
Company Hotels

Courtyard	Carlsbad, CA

Courtyard	Dalton, GA

Courtyard	Houston, TX

Hampton Inn	Alcoa, TN

Hampton Inn	Austin, TX

Hampton Inn	College Station, TX

Hampton Inn	East Lansing, MI

Hampton Inn	Indianapolis, IN

Hampton Inn	Milford, CT

Hampton Inn	Naperville, IL

Hampton Inn	Orlando, FL

Hampton Inn	Urbana, IL

Hilton Garden Inn	Louisville, KY

Hilton Garden Inn	Rio Rancho, NM

Homewood Suites	Augusta, GA

Homewood Suites	Orlando, FL

Homewood Suites	Seattle, WA

Residence Inn	Jacksonville, FL

SpringHill Suites	Asheville, NC

TownePlace Suites	Savannah, GA

WNT Hotels

Courtyard	Asheville, NC

Courtyard	Athens, GA

Courtyard	Bowling Green, KY

Courtyard	Dallas, TX

Courtyard	Elmhurst, IL

Courtyard	Gainesville, FL

Courtyard	Jacksonville, FL

Courtyard	Knoxville, TN

Courtyard	Lexington, KY

Courtyard	Louisville, KY

Courtyard	Mobile, AL

Courtyard	Orlando, FL

Courtyard	Sarasota, FL

Courtyard	Tallahassee, FL

Embassy Suites	Orlando, FL

Fairfield Inn & Suites	Atlanta, GA

Fairfield Inn & Suites	Dallas, TX

Hampton Inn	Addison, TX

Hampton Inn	Albany, NY

Hampton Inn	Beckley, WV

Hampton Inn	Birmingham, AL

Hampton Inn	Boca Raton, FL

Hampton Inn	Charleston, SC

Hampton Inn	Chattanooga, TN

Hampton Inn	Colorado Springs, CO

Hampton Inn	Columbus, GA

Hampton Inn	Deerfield Beach, FL

Hampton Inn	Dublin, OH

Hampton Inn	Fayetteville, NC

Hampton Inn	Gastonia, NC

Hampton Inn	Glen Burnie, MD

Hampton Inn	Grand Rapids, MI

Hampton Inn	Gurnee, IL

Hampton Inn	Kansas City, MO

Hampton Inn	Madison Heights, MI

Hampton Inn	Maryland Heights, MO

Hampton Inn	Memphis, TN

Hampton Inn	Morgantown, WV

Hampton Inn	Norfolk, VA

Hampton Inn	Northville , MI

Hampton Inn	Overland Park, KS

Hampton Inn	Palm Beach Gardens, FL

Hampton Inn	Peabody, MA

Hampton Inn	Pickwick Dam, TN

Hampton Inn	Scranton, PA

Hampton Inn	State College, PA

Hampton Inn	West Columbia, SC

Hampton Inn	West Palm Beach, FL

Hampton Inn	Westlake, OH

Hampton Inn & Suites	Boynton Beach, FL

Hampton Inn & Suites	Franklin, TN

Hilton Garden Inn	Round Rock, TX

Holiday Inn	Mt. Pleasant, SC

Holiday Inn Express	Miami, FL

Homewood Suites	Chicago, IL

Homewood Suites	Germantown, TN

Homewood Suites	Peabody, MA

Homewood Suites	Phoenix , AZ

Homewood Suites	San Antonio, TX

Homewood Suites	Windsor Locks, CT

Hyatt Place	Albuquerque, NM

Hyatt Place	Baton Rouge, LA

Hyatt Place	Birmingham, AL

Hyatt Place	Bloomington, MN

Hyatt Place	Blue Ash, OH

Hyatt Place	Columbus, OH

Hyatt Place	Franklin, TN

Hyatt Place	Glen Allen, VA

Hyatt Place	Indianapolis, IN

Hyatt Place	Las Vegas, NV

Hyatt Place	Linthicum Heights, MD

Hyatt Place	Memphis, TN

Hyatt Place	Miami, FL

Hyatt Place	Overland Park, KS

Hyatt Place	Tampa, FL

Residence Inn	Boise, ID

Residence Inn	Chattanooga, TN

Residence Inn	El Segundo, CA

Residence Inn	Ft Myers, FL

Residence Inn	Knoxville, TN

Residence Inn	Lexington, KY

Residence Inn	Macon, GA

Residence Inn	Mobile, AL

Residence Inn	Portland, OR

Residence Inn	San Diego, CA

Residence Inn	Sarasota, FL

Residence Inn	Savannah, GA

Residence Inn	Tallahassee, FL

Residence Inn	Tampa, FL

Residence Inn	Tampa, FL

SpringHill Suites	Grand Rapids, MI

SpringHill Suites	Houston, TX

SpringHill Suites	Lexington, KY

SpringHill Suites	Round Rock, TX

SpringHill Suites	San Antonio, TX

SpringHill Suites	San Diego, CA

Item 9.01. Financial Statements and Exhibits

(b)(1) Pro Forma Financial Information:

The audit of the Company’s consolidated financial statements, as of and for the year ended December 31, 2014, and the review of the Company’s financial statements as of and for the year ended December 31, 2014 have not been completed and the Company has omitted from this Current Report on Form 8-K pro forma financial statements reflecting the completion of the ARC transaction. The Company will amend this Current Report on Form 8-K following the completion of such financial statements to include the applicable pro forma financial statements.

(d) Exhibits.

Exhibit No.	Description

Exhibit 10.1	Amended and Restated Real Estate Sale Agreement, dated November 11, 2014

Exhibit 10.2	First Amendment to Amended and Restated Sale Agreement, dated February 13, 2015

Exhibit 10.3	Letter Agreement Amendment to Amended and Restated Sale Agreement, dated February 24, 2015

Exhibit 10.4	Amended and Restated Limited Liability Company Agreement of ARC Hospitality Portfolio I Holdco, LLC, dated February 27, 2015

Exhibit 10.5	Amended and Restated Limited Liability Company Agreement of ARC Hospitality Portfolio II Holdco, LLC, dated February 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W2007 Grace Acquisition I, Inc.

Date: March 5, 2015	By:	/s/ Gregory M. Fay
	Name:	Gregory M. Fay
	Title:	Chief Financial Officer, Vice President and Secretary